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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): SEPTEMBER 28, 2006


                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        33-81808                                           22-3276290
(Commission File Number)                       (IRS Employer Identification No.)


            1361 ALPS ROAD
          WAYNE, NEW JERSEY                                         07470
(Address of Principal Executive Offices)                         (Zip Code)


                                 (973) 628-3000
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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
                             ADDITIONAL REGISTRANTS


                                                                               Address, including zip
                                                                                 code and telephone
                                  State or other        Registration No./      number, including area
                                 jurisdiction of        I.R.S. Employer        code, of registrant's
 Exact name of registrant        incorporation or       Identification              principal
as specified in its charter        organization              No.                 executive offices
---------------------------      ----------------       ----------------       -----------------------
Building Materials                   Delaware           333-69749-01/             1361 Alps Road
Manufacturing Corporation                                22-3626208               Wayne, NJ 07470
                                                                                  (973) 628-3000

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 28, 2006, Building Materials Corporation of America ("the Company") entered into an Amended and Restated $450 million Senior Secured Revolving Credit Facility with Citicorp USA, Inc., as Administrative Agent and Deutsche Bank Securities Inc., as Syndication Agent, and certain other lenders thereto (the "Senior Secured Revolving Credit Facility"). The Senior Secured Revolving Credit Facility has a final maturity date of September 28, 2011 and is secured by a first priority lien on substantially all of the Company's assets and the assets of its subsidiaries and is guaranteed by all of the Company's current and future subsidiaries. Availability under the Senior Secured Revolving Credit Facility is based upon eligible Accounts Receivable, Inventory, and Property, Plant and Equipment, as defined, and includes a sub-limit for letters of credit of $100 million. The Senior Secured Revolving Credit Facility bears interest at a floating rate based on the lenders' Base Rate, the federal funds rate or the Eurodollar rate, each as defined. The Company is also required to pay unused commitment fees associated with the Senior Secured Revolving Credit Facility. The Senior Secured Revolving Credit Facility provides for optional and mandatory reductions in the overall $450 million commitment, subject to certain conditions as defined. In addition, the Senior Secured Revolving Credit Facility also provides for optional and mandatory prepayments of borrowings outstanding under the Senior Secured Revolving Credit Facility, subject to certain conditions. The Senior Secured Revolving Credit Facility also provides the Company with the ability to increase the size of the facility by up to $200 million, depending on the ability to obtain commitments from lenders and meet specified conditions, as defined.

         Under the terms of the Senior Secured Revolving Credit Facility, the Company is subject only to an interest coverage ratio financial covenant, as defined, when liquidity falls below a specified threshold, as defined. In addition, the Company is also required to comply with other covenants, which are subject to certain limitations as defined, including, but not limited to, the amount of annual capital expenditures and indebtedness, restrictions on restricted payments, including dividends and distributions to the Company's parent corporations and on incurring liens, sales of assets, and restrictions on investments and other payments.

         In addition, if a change of control as defined in the Senior Secured Revolving Credit Facility occurs, the Senior Secured Revolving Credit Facility could be terminated and the loans under the Senior Secured Revolving Credit Facility accelerated by the holders of that indebtedness.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                  BUILDING MATERIALS CORPORATION OF AMERICA
                                  BUILDING MATERIALS MANUFACTURING CORPORATION

Dated: October 4, 2006            By: /s/ John F. Rebele
                                      -----------------------------------------
                                      Name:  John F. Rebele
                                      Title: Senior Vice President,
                                             Chief Financial Officer and
                                             Chief Administrative Officer